AMENDMENT NO. 15
                                       TO
                         ALLTEL CORPORATION THRIFT PLAN
                          (January 1, 1994 Restatement)


         WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

         WHEREAS, the Company desires further to amend the Plan;

         NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth:

         1. Effective as of September 16, 1999, Section 9.04 of the Plan is amended by adding a new subsection (w) at the end thereof to provide as follows:

         (w) In determining Years of Eligibility Service for an Employee who was an employee of Advanced Information Resources, LTD. ("AIR") immediately prior to September 16, 1999, and became an Employee on September 16, 1999, the Employee's period or periods of employment with AIR prior to September 16, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         2. Effective as of October 25, 1999, Section 9.04 of the Plan is amended by adding a new subsection (x) at the end thereof to provide as follows:

         (x) In determining Years of Eligibility Service for an Employee who was an employee of ACE USA Software Sciences ("ACE") immediately prior to October 25, 1999, and became an Employee on October 25, 1999, the Employee's period or periods of employment with ACE prior to October 25, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.


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         3. Effective as of November 11, 1999, Section 9.04 of the Plan is
amended by adding a new subsection (y) at the end thereof to provide as follows:

         (y) In determining Years of Eligibility Service for an Employee who was an employee of ACE USA Software Sciences ("ACE") immediately prior to November 11, 1999, and became an Employee on November 11, 1999, the Employee's period or periods of employment with ACE prior to November 11, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         4. Effective as of January 1, 2000, Section 9.04 of the Plan is amended by adding a new subsection (z) at the end thereof to provide as follows:

         (z) In determining Years of Eligibility Service for an Employee who was an employee of Southern Data Systems, Inc. ("SDS") immediately prior to October 1, 1999, and became an Employee on October 1, 1999, and who was an Employee on January 1, 2000, the Employee's period or periods of employment with SDS prior to October 1, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         5. Effective as of January 1, 2000, Section 9.04 of the Plan is amended by adding a new subsection (aa) at the end thereof to provide as follows:

         (aa) In determining Years of Eligibility Service for an Employee who was an employee of WestGroup Management Resources, Inc. ("WestGroup") immediately prior to December 20, 1999, and became an Employee on December 20, 1999, and who was an Employee on January 1, 2000, the Employee's period or periods of employment with WestGroup prior to December 20, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of


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                                      101
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              Years of Eligibility Service under the Plan by reason of service
              (or hours of service) in respect of any single period or otherwise.

         6. Effective as of September 16, 1999, Section 13.11 of the Plan is amended by adding a new subsection (cc) at the end of thereof to provide as follows:

         (cc)   Each person who

         (i) was an active employee of Advanced Information Resources, LTD. and became an Employee on September 16, 1999;

         (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 1999 Plan Year; and

          (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1999 Plan Year under
                Section 13.04;

         shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1999 Plan Year, as provided in this subsection
         (cc) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1999 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

         7. Effective as of October 25, 1999, Section 13.11 of the Plan is amended by adding a new subsection (dd) at the end of thereof to provide as follows:

         (dd)  Each person who

         (i) was an active employee of ACE USA Software Sciences and became an Employee on October 25, 1999;

         (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 1999 Plan Year; and

         (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1999 Plan Year under
               Section 13.04;


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                                      102
         shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1999 Plan Year, as provided in this subsection
         (dd) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1999 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

         8. Effective as of November 11, 1999, Section 13.11 of the Plan is amended by adding a new subsection (ee) at the end of thereof to provide as follows:

         (ee)  Each person who

         (i) was an active employee of ACE USA Software Sciences and became an Employee on November 11, 1999;

         (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 1999 Plan Year; and

         (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1999 Plan Year under
               Section 13.04;

         shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1999 Plan Year, as provided in this subsection
         (ee) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1999 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

         9. Effective as of December 1, 1999, Section 13.11 of the Plan is amended by adding a new subsection (ff) at the end of thereof to provide as follows:

         (ff)  Each person who


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                                      103

         (i) was an active employee of BancWest Corporation of Honolulu, Hawaii and became an Employee on December 1, 1999;

         (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 1999 Plan Year; and

         (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1999 Plan Year under
               Section 13.04;

         shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1999 Plan Year, as provided in this subsection
         (ff) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1999 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.


         IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 29 day of December, 1999.



                                      ALLTEL CORPORATION





                                      By: /s/Joe T. Ford
                                         ---------------------------------------
                                             Title:





                                       5

                                AMENDMENT NO. 16
                                       TO
                         ALLTEL CORPORATION THRIFT PLAN
                          (January 1, 1994 Restatement)


         WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

         WHEREAS, the Company desires further to amend the Plan;

         NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth:

         1. Effective with respect to periods beginning on and after January 1, 2000, Section 1.11 is amended by adding at the end thereof the following:

         Notwithstanding the foregoing provisions of this Section 1.11, an Employee who is to be permitted to participate in the Plan pursuant to that certain Agreement between ALLTEL Corporation and International Brotherhood of Electrical Workers and Communications Workers of America (the "Agreement") shall become an Eligible Employee effective January 1, 2000, or as soon thereafter as practicable, as determined by the Company, and shall not be excluded from the definition of Eligible Employee by paragraph (1) of this Section 1.11 for periods with respect to which the Agreement so provides.

         2. Effective with respect to periods beginning on and after January 1, 2000, Article XIII is amended by adding a new Section 13.12 at the end thereof to provide as follows:

           13.12  Overriding Provisions Regarding Collective Bargaining
                  -----------------------------------------------------
                  Agreements.
                  -----------
                  Notwithstanding any other provision of this Article XIII or any other provision of Plan to the contrary, an Employee who is covered by a collective bargaining agreement between an Employer and a representative of such Employee shall not receive any allocation(s) of Employer Qualified Nonelective Contribution(s), Basic Employer Matching Contribution(s), Additional Employer Matching Contribution(s), or any other Employer Contribution(s) (to the extent the Plan provides any other Employer Contribution(s)), except to the extent (if any)



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                  specifically provided for in such collective bargaining
                  agreement.

         IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 29 day of December, 1999.


                                        ALLTEL CORPORATION




                                        By: /s/Joe T. Ford
                                           -------------------------------------
                                           Title:





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